UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 12, 2010

CINCINNATI BELL INC.

(Exact Name of Registrant as Specified in its Charter)

Ohio	001-8519	31-1056105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 East Fourth Street

Cincinnati, OH 45202

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (513) 397-9900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 12, 2010, Cincinnati Bell Inc. (the “Company”) issued and sold an additional $275,000,000 aggregate principal amount of its 8 3/8% Senior Notes due 2020 (the “Notes”). The Notes constitute an additional issuance of Notes under the indenture, dated as of October 13, 2010 (the “Indenture”), by and among the Company, the Guarantors (as defined below) and The Bank of New York Mellon, as trustee, pursuant to which the Company issued $500,000,000 in aggregate principal amount of its 8 3/8% Senior Notes due 2020 on October 13, 2010. The Notes will be treated as a single series with, and will have the same terms as, the existing 2020 notes and will be interchangeable with the existing 2020 notes.

In connection with the issuance and sale of the Notes, the Company and certain of its subsidiaries (the “Guarantors”) entered into an underwriting agreement dated as of November 8, 2010 (the “Underwriting Agreement”), with Deutsche Bank Securities Inc. (the “Underwriter”). Delivery of the Notes was made under the Underwriting Agreement on November 12, 2010.

The Underwriter or its affiliates have from time to time provided and/or may in the future provide investment banking, commercial banking and financial advisory services to the Company, for which they have received or will receive customary compensation. Affiliates of the Underwriter are agents and/or lenders under the Company’s senior credit facilities and will receive a portion of the proceeds from the offering of the Notes.

The terms of the Notes are governed by the Indenture. The Notes will mature on October 15, 2020. Interest on the Notes accrues at the rate of 8.375% per annum, payable semiannually in cash in arrears on each April 15 and October 15, commencing on April 15, 2011. The Notes and the note guarantees will be unsecured senior obligations of the Company and the Guarantors, respectively, will rank equally with all of their existing and future senior indebtedness, will rank senior to all of their existing and future senior subordinated and subordinated indebtedness and will be effectively subordinated to all of their existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness. The Notes and the note guarantees will also be effectively subordinated to all existing and future obligations of the subsidiaries of the Company that are not Guarantors. The Notes are jointly and severally guaranteed on an unsecured senior basis by each of the Company’s current and future restricted subsidiaries that is a guarantor under its credit facility. The Company, at its option, may redeem the Notes in whole or in part prior to October 15, 2015, by paying 100% of the principal amount of the Notes, together with accrued and unpaid interest, if any, plus a “make whole” premium. The Company may also redeem some or all of the Notes on or after October 15, 2015, at the redemption prices set forth in the Notes, plus accrued and unpaid interest, if any. In addition, until October 15, 2013 and subject to certain conditions, the Company may, at its option, redeem up to 35% of the Notes at the redemption price set forth in the Indenture with the proceeds of certain equity offerings by the Company.

The Indenture contains certain covenants that, subject to a number of important exceptions and qualifications, limit, among other things, the Company’s ability and the ability of its restricted subsidiaries to incur additional indebtedness or issue preferred stock, create liens, make investments, enter into transactions with affiliates, sell assets, guarantee indebtedness, declare or pay dividends or other distributions to shareholders, repurchase equity interests, redeem debt that is junior in right of payment to the Notes, enter into agreements that restrict dividends or other payments from subsidiaries, issue or sell capital stock of certain of its subsidiaries, and consolidate, merge or transfer all or substantially all of the Company’s assets and the assets of its subsidiaries on a consolidated basis. In addition, if the Company experiences specific kinds of changes in control, holders of the Notes will have the right to require the Company to purchase their Notes, in whole or in part, at a price equal to 101% of the principal amount, together with any accrued and unpaid interest to the date of such purchase.

The above summary of the Underwriting Agreement the Indenture and the Notes is qualified in its entirety by reference to the complete terms and provisions of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1, and the Indenture, a copy of which was filed as Exhibit 4.1 to Current Report on Form 8-K, filed October 13, 2010.

ITEM 2.03 – CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 8.01 – OTHER EVENTS

On November 12, 2010, the Company delivered a notice to Bank of America, N.A. in its capacity as administrative agent (the “Administrative Agent”) pursuant to the Credit Agreement dated as of June 11, 2010 among the Company, guarantors party thereto, the Administrative Agent and PNC Bank, National Association, as a swingline lender and a letter of credit issuer, and the other lenders party thereto (the “Credit Agreement”) indicating that the Company intended to repay remaining outstanding indebtedness under its secured term loan facility. Pursuant to the notice under the Credit Agreement, on November 12, 2010, the Company repaid $266,200,000 of its outstanding secured term loan facility using a portion of the proceeds from the issuance and sale of the additional $275,000,000 aggregate principal amount of the Company’s 8  3/8% Senior Notes due 2020.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement dated as of November 8, 2010, among Cincinnati Bell Inc., the subsidiaries of Cincinnati Bell Inc. party thereto and Deutsche Bank Securities Inc.

5.1	Opinion of Cravath, Swaine & Moore LLP relating to Cincinnati Bell Inc.’s 8 3/8% Senior Notes due 2020

23.1	Consent of Cravath, Swaine & Moore LLP (included in the exhibit filed as Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

Date: November 12, 2010	By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated as of November 8, 2010, among Cincinnati Bell Inc., the subsidiaries of Cincinnati Bell Inc. party thereto and Deutsche Bank Securities Inc.

5.1	Opinion of Cravath, Swaine & Moore LLP relating to Cincinnati Bell Inc.’s 8 3/8% Senior Notes due 2020

23.1	Consent of Cravath, Swaine & Moore LLP (included in the opinion filed as Exhibit 5.1)